UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 30, 2014

HCC INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

13403 Northwest Freeway

Houston, Texas 77040

(Address of principal executive offices, including zip code)

(713) 690-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement

On September 29, 2014, HCC Insurance Holdings, Inc. (the “Company”) announced that it had entered into a definitive agreement with CMFG Life Insurance Company, an Iowa corporation (“CMFG Life”), and CUNA Mutual Investment Corporation, a Wisconsin corporation (“CMIC”, and together with CMFG Life, the “Sellers”), pursuant to which the Company will acquire Producers Ag Insurance Group, Inc., a Delaware corporation (“ProAg”). ProAg provides multi-peril crop, crop hail, named peril and livestock insurance coverage to farmers across the United States.  A copy of the press release announcing the transaction is attached as Exhibit 99.1 hereto and is incorporated herein in its entirety by reference thereto.

Pursuant to the terms of a Stock Purchase Agreement among the Sellers and the Company (the “Agreement”), the Company will acquire from the Sellers all of the issued and outstanding shares of capital stock of ProAg. As consideration for the acquisition, the Company will pay to the Sellers $110 million in cash, subject to a net worth adjustment at closing, as more fully described in the Agreement. The obligations of the Company and the Sellers to consummate the transaction contemplated by the Agreement are subject to regulatory approval and other customary closing conditions. The transaction is expected to close in the first quarter of 2015.

The foregoing description of the Agreement is qualified in its entirety by reference to such document. A copy of the Agreement is attached to this Current Report as Exhibit 2.1 hereto and is incorporated herein in its entirety by reference thereto.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include, but are not limited to, statements regarding the likelihood and timing of the closing of the transaction. Investors are cautioned that all forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These risks include, without limitation, the possibility that the transaction will not close or that the closing may be delayed based on various important factors that are beyond the Company’s control. These factors include, without limitation, failure to obtain or delays in obtaining state insurance regulatory approval or federal anti-trust approval or failure of conditions contained in the Agreement. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of filing this report, and the Company assumes no obligation to update any forward-looking statement.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

No.	Exhibit

2.1	Stock Purchase Agreement, dated September 29, 2014, by and among CMFG Life Insurance Company, CUNA Mutual Investment Corporation and HCC Insurance Holdings, Inc.

99.1	Press Release dated September 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.

	By:	/s/ Alexander M Ludlow
Alexander M Ludlow
Associate General Counsel and Assistant Secretary

DATED: September 30, 2014

EXHIBIT INDEX

No.	Exhibit

2.1	Stock Purchase Agreement, dated September 29, 2014, by and among CMFG Life Insurance Company, CUNA Mutual Investment Corporation and HCC Insurance Holdings, Inc.

99.1	Press Release dated September 30, 2014